UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles, California 90010

(Address of Principal Executive Offices)
____________________

(323) 937-1060

(Registrant’s telephone number, including area code)
____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 9, 2018, the Board of Directors of Mercury General Corporation (the "Company") approved and adopted a Third Amendment to the Company’s Amended and Restated Bylaws to reduce the upper and lower limits of the range of required directors upon the receipt of shareholders' approval at its 2018 Annual Meeting of Shareholders.

The full text of the Third Amendment to the Company's Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report, and is incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders

The Company held its 2018 Annual Meeting of Shareholders on May 9, 2018. The matters voted upon at the meeting included the election of all six directors, an advisory vote on executive compensation, ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018, and amendment to the Bylaws to reduce the upper and lower limits of the range of required directors. The votes cast with respect to these matters were as follows:
Election of Directors

Nominee	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes

Michael D. Curtius	37,946,510	2,945,505	3,740,891
James G. Ellis	40,793,293	98,722	3,740,891
George Joseph	40,748,921	143,094	3,740,891
Joshua E. Little	40,784,866	107,149	3,740,891
Martha E. Marcon	40,652,662	239,353	3,740,891
Gabriel Tirador	40,762,809	129,206	3,740,891
Advisory Vote on the Compensation of Named Executive Officers
The shareholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers as described in its Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
39,169,557	1,546,060	176,398	3,740,891
Ratification of the Selection of KPMG LLP as the Company's Independent Registered Public Accounting Firm
The shareholders ratified the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 as described in its Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
44,415,030	166,086	51,790	N/A
Amendment to the Bylaws to Reduce the Upper and Lower Limits of the Range of Required Directors
The shareholders approved the amendment to the Company's Bylaws to reduce the upper and lower limits of the range of required directors as described in its Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
40,733,839	96,827	61,349	3,740,891

 Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

3.1    Third Amendment to Amended and Restated Bylaws of Mercury General Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2018	MERCURY GENERAL CORPORATION

	By:	/s/ THEODORE STALICK
	Name:	Theodore Stalick
	Its:	Chief Financial Officer